Australian Taxation Office-Amended Assessment	12 Months Ended
Mar. 31, 2012
Australian Taxation Office - Amended Assessment [Abstract]
Australian Taxation Office - Amended Assessment

14.  Australian Taxation Office – Amended Assessment

In March 2006, RCI Pty Ltd (“RCI”), a wholly-owned subsidiary of the Company, received an amended assessment from the Australian Taxation Office (“ATO”) with respect to RCI’s income tax return for the year ended 31 March 1999. The amended assessment related to the amount of net capital gains arising as a result of an internal corporate restructure carried out in 1998 and was issued pursuant to the discretion granted to the Commissioner of Taxation under Part IVA of the Income Tax Assessment Act 1936. The amended assessment issued to RCI was for a total of A$412.0 million. However, after subsequent remissions of general interest charges (“GIC”) by the ATO the total was changed to A$368.0 million, comprising primary tax after allowable credits, penalties, and GIC.

During fiscal year 2007 RCI agreed with the ATO that in accordance with the ATO Receivable Policy, RCI would pay 50% of the total amended assessment being A$184.0 million (US$152.5 million), and provide a guarantee from James Hardie Industries SE (formerly James Hardie Industries N.V.) in favour of the ATO for the remaining unpaid 50% of the amended assessment, pending outcome of the appeal of the amended assessment. RCI also agreed to pay GIC accruing on the unpaid balance of the amended assessment in arrears on a quarterly basis.

The ATO conceded that RCI had a reasonably arguable position that the amount of net capital gains arising as a result of the corporate restructure carried out in 1998 was reported correctly in the fiscal year 1999 tax return and that Part IVA does not apply.

On 30 May 2007, the ATO issued a Notice of Decision disallowing RCI’s objection to the amended assessment (“Objection Decision”). On 11 July 2007, RCI filed an application appealing the Objection Decision and the matter was heard before the Federal Court of Australia in September 2009.

On 1 September 2010, the Federal Court of Australia dismissed RCI’s appeal.

Prior to the Federal Court’s decision on RCI’s appeal, the Company believed it was more-likely-than-not that the tax position reported in RCI’s tax return for the 1999 fiscal year would be upheld on appeal.

As a result of the Federal Court’s decision, the Company re-assessed its tax position with respect to the amended assessment and concluded that the ‘more-likely-than-not’ recognition threshold as prescribed by US GAAP was no longer met. Accordingly, with effect from 1 September 2010, the Company recognised an expense of US$345.2 million (A$388.0 million) on its consolidated statement of operations, which did not result in a cash outflow for the year ended ended 31 March 2011. In addition, the Company recognised an uncertain tax position of US$198.1 million (A$184.3 million) on its consolidated balance sheet relating to the unpaid portion of the amended assessment. With effect from 1 September 2010, the Company expensed payments of GIC to the ATO as incurred.

RCI appealed the Federal Court’s judgment to the Full Court of the Federal Court of Australia. RCI’s appeal was heard in May 2011. On 22 August 2011, the Full Federal Court upheld RCI’s appeal, ordered that RCI’s objection be allowed in full and awarded RCI costs.

Following the decision of the Full Federal Court to uphold RCI’s appeal, the Company undertook a review of RCI’s tax position. Due to the continued uncertainty in relation to the ultimate outcome of the matter, the Company continued to reflect a liability on its consolidated balance sheet relating to the unpaid portion of the amended assessment, as discussed above.

Subsequently, on 19 September 2011, the ATO filed an application for special leave to appeal the Full Federal Court’s decision to the High Court of Australia. On 10 February 2012, the High Court refused to grant special leave and dismissed the ATO’s application. Accordingly, the matter was finalised in RCI’s favor.

With all avenues of appeal exhausted and the matter effectively concluded, on 27 February 2012 the ATO issued a notice of amended assessment and paid a refund to RCI of A$248.0 million (US$265.8 million). This amount comprises cash that RCI remitted to the ATO during the appeal proceedings of A$184.3 million (US$197.5 million, translated at the prevailing spot exchange rate of US$1.0714/A$1.00 at 10 February 2012), representing 50% of the previous amended assessment, and general interest charges paid by RCI on the unpaid portion of the previous amended assessment of A$63.7 million (US$68.3 million).

On 7 March 2012, the ATO paid an additional refund to RCI of A$121.8 million (US$130.5 million), being the ATO’s calculation of interest income on amounts taken to have been overpaid in respect of the notice of amended assessment issued by the ATO on 27 February 2012. This additional receipt of funds brings the total refunded by the ATO in respect of the RCI notice of amended assessment to A$369.8 million (US$396.3 million).

During the fourth quarter ended 31 March 2012, the company recognised an income tax benefit of A$452.9 million (US$485.2 million) within income tax expense, which primarily includes amounts refunded by the ATO noted above and the reversal of the provision for the unpaid portion of the amended assessment, being A$184.3 million (US$197.5 million, translated at the prevailing spot exchange rate of US$1.0714/A$1.00 at 10 February 2012), partially offset by income taxes payable in respect of the reversal of general interest charges previously recognised as deductible and interest on overpayment of tax, totaling A$101.2 million (US$108.6 million). The Company has determined that it is not required to recognise deferred taxes in association with undistributed profits of RCI.

RCI was awarded costs in connection with all court proceedings. The Company will record income in relation to such costs during the period in which such amounts are received from the ATO.